Immaterial Correction of an Error in Prior Periods	12 Months Ended
Dec. 31, 2013
Immaterial Correction of an Error in Prior Periods
(2)	Immaterial Correction of an Error in Prior Periods

Revenue is earned and recognized on direct financing and sales-type leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. During the quarter ended December 31, 2013, the Company identified an error related to the classification of this revenue in the statements of cash flows which resulted in an understatement of net cash flows provided from operations and an understatement of net cash flows used in investing activities. In accordance with FASB Accounting Standards Codification 250, Accounting Changes and Error Corrections, we evaluated the materiality of the error from both a quantitative and qualitative perspective, and concluded that the error was immaterial to the Company’s prior period interim and annual consolidated financial statements. Since these revisions were not material to any prior period interim or annual consolidated financial statements, no amendments to previously filed interim or annual reports are required. Consequentially, the Company has adjusted for the error by revising its historical consolidated financial statements presented herein resulting in an increase in net cash flows provided by operating activities and an increase in net cash used in investing activities of $11,828 and $9,055 during the years ended December 31, 2012 and 2011, respectively.